UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 23, 2006
GENITOPE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50425 (Commission File Number)	77-0436313 (I.R.S. Employer Identification No.)
525 Penobscot Drive
Redwood City, California 94063
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (650) 482-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
INDEX TO EXHIBITS
EXHIBIT 99.1

Item 8.01. Other Events.
     On January 23, 2006, Genitope Corporation announced plans to offer 4,500,000 shares of its common stock in an underwritten public offering. The offering will be made pursuant to Genitope Corporation’s effective shelf registration statement previously filed with the Securities and Exchange Commission. Genitope Corporation intends to grant the underwriters an option to purchase up to an additional 675,000 shares to cover over-allotments, if any. All of such shares are being offered by Genitope Corporation.
     WR Hambrecht + Co, LLC, RBC Capital Markets, Brean Murray, Carret & Co., LLC and Punk, Ziegel & Company are managers of the underwriting syndicate that is expected to offer the shares to the public.
     The foregoing description is qualified in its entirety by reference to Genitope Corporation’s Press Release dated January 23, 2006, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     This Report on Form 8-K contains “forward-looking statements.” For this purpose, any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements, including, without limitation, statements regarding Genitope Corporation’s plans to complete a public offering. Words such as “believes,” “anticipates,” “plans,” “expects,” “will,” “intends” and similar expressions are intended to identify forward-looking statements. There are a number of important factors that could cause Genitope Corporation’s results to differ materially from those indicated by these forward-looking statements, including without limitation, risks and uncertainties related to investor response to the offering, the trading prices for the common stock of Genitope Corporation, other conditions in the financial markets, satisfaction of closing conditions related to the public offering, as well as other risks detailed in Genitope Corporation’s filings with the Securities and Exchange Commission, including the Quarterly Report for the fiscal quarter ended September 30, 2005. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. Genitope Corporation undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
99.1	Press Release entitled “Genitope Corporation Announces Proposed Public Offering of Common Stock,” dated January 23, 2006.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Genitope Corporation
Dated: January 23, 2006	By:	/s/ Laura Woodhead
Laura Woodhead
Vice President

INDEX TO EXHIBITS

Exhibit
Number	Description

Exhibit 99.1	Press Release entitled “Genitope Corporation Announces Proposed Public Offering of Common Stock,” dated January 23, 2006.